UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 24, 2014 (October 21, 2014)

OXYSURE SYSTEMS, INC.

 (Exact Name of Registrant as Specified in Its Charter)

Delaware

 (State or Other Jurisdiction of Incorporation)

000-54137	71-0960725
(Commission File Number)	(IRS Employer Identification No.)

10880 John W. Elliott Drive, Suite 600, Frisco, TX	75033
(Address of Principal Executive Offices)	(Zip Code)

(972) 294-6450

 (Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

Merger Agreement

On October 21, 2014, OxySure Systems, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, OSI Acquisition, Inc., a Texas corporation (“Merger Sub”), Estill Medical Technologies, Inc., a Texas corporation (“Estill”), each of the shareholders of Estill (the “Shareholders”) and James T. Lopez, as agent and attorney-in-fact for the Securityholders (“Securityholders’ Representative”), pursuant to which Merger Sub will be merged with and into Estill (the “Merger”), with Estill surviving as a wholly owned subsidiary of the Company. The Merger Agreement has been adopted and approved by the Boards of Directors of both the Company and Estill and is subject to the Estill Shareholder Approval (as defined below). The Merger is not subject to approval by the stockholders of the Company.

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger, the Shareholders will collectively have the right to receive 12,516,334 shares (the “Merger Shares”) of common stock, par value $0.0004, of the Company (“Common Stock”) (subject to adjustment as set forth in the Merger Agreement) and warrants to purchase an additional 2,500,000 shares of Common Stock at an exercise price of $1.20 per share. In the event the Company’s average share price during the fourteen (14) day period beginning with the first day after the date on which the closing of the Merger occurs is greater than the Company’s average share price during the fourteen (14) day period ending on the day immediately prior to the date of the Merger Agreement, the Company will issue additional shares of Common Stock to Estill’s shareholders (the “Promotion Shares”), at the time and subject to the terms and conditions set forth in the Merger Agreement. The Promotion Shares together with the Merger Shares will not exceed forty-nine (49%) of the shares of Common Stock issued and outstanding at such time, not including any shares of Common Stock issued and outstanding in connection with any financings obtained by the Company in connection with the Merger.

At the effective time of the Merger, any outstanding Estill stock option will be assumed by the Company and will be converted into an option to purchase shares of Common Stock (a “Company Option”) on substantially the same terms and conditions as were applicable to such Estill stock option, with appropriate adjustments based upon the exchange ratio to the exercise price and the number of shares of Common Stock subject to such stock option. From time to time after the Merger, (i) if a Company Option is terminated or expires without being exercised, the Company will issue to the Shareholders an aggregate number of shares of Common Stock equal to the number of shares of Common Stock that could have been acquired had such Company Option been exercised for cash pursuant to its terms and (ii) if a Company Option is exercised, the Company will pay to the Shareholders an amount in cash equal to the number of shares of Common Stock acquired upon exercise of such Company Option multiplied by the exercise price therefor.

The Company and Estill have each made customary representations, warranties and covenants in the Merger Agreement, including, without limitation, covenants for each to conduct its respective business in the ordinary course consistent with past practice and to refrain from taking certain actions without the other party’s consent. Estill and the Shareholders have also covenanted not to solicit proposals relating to alternative transactions or, subject to certain exceptions, enter into discussions concerning or provide information in connection with alternative transactions.

The completion of the Merger is subject to various customary conditions relating to the adoption of the Merger Agreement by the requisite vote of Estill’s shareholders (the “Estill Shareholder Approval”) and the obtainment by the Company of one or more financings to fund the Company’s working capital and/or complete the Merger.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1, and is incorporated by reference herein.

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The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Estill or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Cautionary Statement Regarding Forward-Looking Statements

Any statements in this Current Report on Form 8-K about future expectations, plans and prospects for the Company, including statements about the expected timetable for consummation of the proposed Merger, and any other statements about the Company, or about the Company’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of Private Securities Litigations Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the Merger; the conditions to the completion of the Merger; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the Merger; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all or be unable to successfully integrate Estill’s operations into those of the Company; the possibility that the integration of Estill into the Company may be more difficult, time consuming or costly than expected; resulting increases in operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers); the ability of the Company to retain certain key employees of Estill; and the other risks and uncertainties described in the Company’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2013. The Company assumes no obligation to publicly update or supplement any forward-looking statement to reflect actual results or changes in other factors affecting these forward-looking statements, except as required by law.

Item 7.01     Regulation FD Disclosure.

On October 23, 2014, the Company and Estill held a joint conference call to discuss the Merger. A copy of the slide presentation used during this conference call is attached hereto as Exhibit 99.2. All of the information in the conference call and in the slide presentation was presented as of October 23, 2014, except for information of which an earlier date is indicated, and the Company does not assume any obligation to update such information in the future. The information contained in this Item 7.01 and in Exhibit 99.2 attached to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of October 21, 2014, by and among OxySure Systems, Inc., OSI Acquisition, Inc., Estill Medical Technologies, Inc., each of the shareholders of Estill Medical Technologies, Inc. and James T. Lopez, as agent and attorney-in-fact for the Securityholders (certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request).

99.1	Press Release dated October 22, 2014 issued by OxySure Systems, Inc.

99.2	Slide Presentation dated October 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXYSURE SYSTEMS, INC.

October 24, 2014	By:	/s/ Julian T. Ross
Julian Ross
Chairman and CEO

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